                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  April 8, 1997
                        (Date of earliest event reported)



                                 Cephalon, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                    0-19119                 23-2484489
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation or organization)    File Number)                 ID No.)


          145 Brandywine Parkway
        West Chester, Pennsylvania                               19380
(Address of principal executive offices)                       (Zip Code)


                                 (610) 344-0200
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER EVENTS.

     On April 8, 1997, Cephalon, Inc. (the "Registrant") announced that it had completed its $30 million private placement of senior convertible notes, under the terms of a previously-announced agreement.

     The Registrant hereby incorporates by reference the Press Release, which is attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired: None

         (b)      Pro Forma Financial Information: None

         (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CEPHALON, INC.



Date: April 8, 1997                         By: /s/ Bruce A. Peacock
                                                -----------------------------
                                                Bruce A. Peacock
                                                Executive Vice President and
                                                Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT                                                         PAGE
-------                                                         ----

99.1              Press Release dated April 8, 1997